                                                                      EXHIBIT 10

                      FOURTH AMENDMENT TO CREDIT AGREEMENT


Dated:            June 29, 2002

Parties:          StanCorp Financial Group, Inc.                    ("Borrower")

                  U.S. Bank National Association                   ("U.S. Bank")

                                    RECITALS:
                                    --------

                  A. U.S. Bank and Borrower have entered into a Credit Agreement dated June 30, 2000, which has been amended by Amendment to Credit Agreement dated November 29, 2000, First Amendment to Credit Agreement dated June 27, 2001, Second Amendment to Credit Agreement dated July 31, 2002, and Third Amendment to Credit Agreement dated September 25, 2001 (collectively, "Credit Agreement").

                  B. The parties wish to modify the Credit Agreement as set forth herein.

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to enter into this Fourth Amendment to Credit Agreement ("Amendment") as follows:

                  1. All capitalized terms used in this Amendment and not defined herein shall have the meanings ascribed to those terms in the Credit Agreement.

                  2. The definition of "Expiry Date" in Section 1.1 of the Credit Agreement is deleted and replaced with the following:

                  "Expiry Date" means August 31, 2002.

                  3. The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent prior to or concurrently with the execution of this Amendment.

                           3.1      No Event of Default shall have occurred and
be continuing.

                           3.2      All representations and warranties contained
in the Credit Agreement as amended shall be true and correct as of the date of execution of this Amendment.

                           3.3      U.S. Bank shall have received such other
documents and information and Borrower shall have satisfied such additional requirements as U.S. Bank reasonably requires.

                  4. Borrower reaffirms the representations and warranties in the Credit Agreement and in the Loan Documents and acknowledges that except as amended herein, each such Loan Document remains in full force and effect and is and shall remain valid and enforceable in accordance with its terms. Following the execution of this Amendment, references in the Credit Agreement to the "Agreement" mean the Credit Agreement, as amended previously and by this Amendment.

                  5. Under Oregon law, most agreements promises and commitments made by lenders after October 3, 1989, concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the borrower's residence must be in writing, express consideration and be signed by the lender to be enforceable.

                  Borrower and Guarantors acknowledge receipt of a copy of this Agreement.

STANCORP FINANCIAL GROUP, INC.         U.S. BANK NATIONAL ASSOCIATION


By: /s/                                By: /s/
   ---------------------------------      -------------------------------------
Title:                                 Title:
      ------------------------------         ----------------------------------


                      CONSENT AND REAFFIRMATION OF GUARANTY
                      -------------------------------------

                  Each of the undersigned hereby acknowledges and agrees to all terms and conditions of the foregoing Fourth Amendment to Credit Agreement, acknowledges and consents to the execution, delivery and performance by StanCorp Financial Group, Inc. of this Fourth Amendment to Credit Agreement. In addition, each of the undersigned Guarantors reaffirms its obligation to U.S. Bank National Association and agrees that all terms and conditions of the most recent Guaranty executed by such Guarantor shall remain in full force and effect.

STANDARD INSURANCE COMPANY             STANCORP MORTGAGE INVESTORS, LLC



By: /s/                                By: /s/
   --------------------------------       -------------------------------------
Title:                                 Title:
      -----------------------------          ----------------------------------
Date:                                  Date:
     ------------------------------         -----------------------------------

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

Dated:            July 2, 2002

Parties:          StanCorp Financial Group, Inc.                   ("Borrower")

                  U.S. Bank National Association                       ("Bank")

                                    RECITALS:
                                    --------

                  A. Bank and Borrower have entered into a Credit Agreement dated June 30, 2000, which has been amended by Amendment to Credit Agreement dated November 29, 2000, First Amendment to Credit Agreement dated June 27, 2001, Second Amendment to Credit Agreement dated July 31, 2001, Third Amendment to Credit Agreement dated September 25, 2001, and Fourth Amendment to Credit Agreement dated June 27, 2002 (collectively, "Credit Agreement").

                  B. The parties wish to modify the Credit Agreement as set forth herein.

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to enter into this Fifth Amendment to Credit Agreement ("Amendment") as follows:

                  1.       Definitions.

                           1.1      The following defined terms in Section 1.1
of the Credit Agreement are deleted and replaced with the following:

                  "Applicable Margin":  The percentages set forth below:

--------------------------------------------------------------------------------------------------------------------

 Status of Compliance with       Fixed LIBOR      Fixed LIBOR Advances      Floating LIBOR       Floating LIBOR
Covenants in Sections 8.11,    Advances During     At Any Time Except      Advances During    Advances At Any Time
     9.7, 9.11 and 9.12         Bulge Period       During Bulge Period       Bulge Period      Except During Bulge
                                                                                                     Period
----------------------------- ------------------ ------------------------ ------------------- ----------------------
In compliance with all              0.50%                 0.40%                 0.70%                 0.60%
financial covenants
----------------------------- ------------------ ------------------------ ------------------- ----------------------
Out of compliance with any          0.60%                 0.50%                 0.80%                 0.70%
financial covenant
--------------------------------------------------------------------------------------------------------------------

                  "Authorized Control Level Risk-Based Capital": Shall have the meaning set forth on page 27, line 31, column 1 of the most recent NAIC statement filed by SIC.

                  "Commitment": From the Bulge Effective Date through October 15, 2002, One Hundred Fifty Million Dollars ($150,000,000.00) and at any other time, One Hundred Million Dollars ($100,000,000.00), in either case, as such amount may be reduced from time to time pursuant to Section 4.4 or Section 10.2; provided, however, that if the context requires, "Commitment" may also refer to the Bank's commitment to make Loans and issue Letters of Credit hereunder.

                  "Expiry Date":  May 31, 2003.

                  "Net Income": Shall have the meaning set forth on page 4, line 35, column 1 of the most recent NAIC statement filed by SIC.

                  "Net Income to Total Income Percentage": (a) Net Income, plus the amount of the ceding commission (up to a maximum of Seventy-Five Million Dollars ($75,000,000.00)) paid by Borrower for the block of business purchased from Teacher's Insurance and Annuity Association, divided by (b) the sum of Total Income plus Realized Capital Gains/Losses, times (c) 100.

                  "Prior Year Capital and Surplus": Shall have the meaning set forth on page 3, line 38, column 2 of the NAIC statement filed by SIC for the year prior to the year reflected in the most recent NAIC statement filed by SIC.

                  "Realized Capital Gains/Losses": Shall have the meaning set forth on page 4, line 34, column 1 of the most recent NAIC statement filed by SIC.

                  "Total Adjusted Capital": Shall have the meaning set forth on page 27, line 30, column 1 of the most recent NAIC statement filed by SIC.

                  "Total Income": Shall have the meaning set forth on page 4, line 9, column 1 of the most recent NAIC statement filed by SIC.

                           1.2      The first paragraph of the definition of
Interest Period is hereby deleted and replaced with the following:

                  For any Fixed LIBOR Advance, the period commencing on the borrowing date of such Fixed LIBOR Advance or the last day of the preceding Interest Period for such Fixed LIBOR Advance, as the case may be, and ending on the numerically corresponding day one, two, three or six months thereafter, as selected by the Borrower pursuant to Section 2.3 or Section 2.4; provided that:

                           1.3      The following defined terms are hereby added
to Section 1.1 of the Credit Agreement:

                  "Bulge Effective Date" means the date on which (a) all conditions to the effectiveness of the Fifth Amendment to Credit Agreement have been satisfied; (b) Bank has received such corporate and limited liability company resolutions or other documents as it requires to evidence the authority of
                  (i) Borrower to borrow the Loan and Letters of Credit in an amount of up to $150,000,000, (ii) SMI to guaranty the Loan and Letters of Credit in an amount of up to $150,000,000, and
                  (iii) SIC to guaranty all amounts in excess of $20,000,000 with respect to the Loan and Letters of Credit of up to $150,000,000; (c) Bank has received a fee for the temporary increase in the Commitment in the amount of Seventy-Five Thousand Dollars ($75,000); and (d) Borrower has requested an increase in the Commitment from $100,000,000 to $150,000,000.

                  "Bulge Period": The period of time commencing on the Bulge Effective Date and ending on the later of: (a) October 15, 2002; and (b) the date the sum of the outstanding principal balance of the Note, plus the Letter of Credit Obligations, is permanently reduced to One Hundred Million Dollars ($100,000,000.00) or less.

                  2. Interest Rate Options. The first sentence of paragraph (a) of Section 3.1 of the Credit Agreement is hereby deleted and replaced with the following:

                  (a) Interest Rate Options. Interest on each Advance hereunder shall accrue at one of the following per annum rates selected by Borrower: (i) upon notice to Bank, the Applicable Margin plus the one-month LIBOR rate quoted by the Bank from Telerate Page 3750 or any successor thereto, which shall be that one-month LIBOR rate in effect and reset each New York banking day ("Daily Reset LIBOR Rate"; and each such Advance, a "Floating LIBOR Advance"); or (ii) upon a minimum of two New York banking days prior notice, the Applicable Margin plus the one, two, three or six month LIBOR rate quoted by the Bank from Telerate Page 3750 or any successor thereto (which shall be the LIBOR rate in effect two New York banking days prior to commencement of the LIBOR loan advance) ("LIBOR Rate"; and each such Advance, a "Fixed LIBOR Advance").

                  3. Affirmative Covenants. The following is hereby added to the Credit Agreement as Section 8.11 thereof:

                  Section 8.11      Performance by SIC.

                  Cause SIC to comply with the following financial covenants:

                           (a) Risk-Based Capital Percentage. Maintain a Risk-Based Capital Percentage that is greater than or equal to 450%, tested annually;

                           (b) Net Income to Total Income Percentage. Maintain a Net Income to Total Income Percentage that is greater than or equal to 3.0%, tested quarterly; and

                           (c) Gross Change in Capital Surplus Percentage. Maintain a Gross Change in Capital Surplus Percentage that is greater than or equal to 0%, tested annually.

                  4.       Negative Covenants.

                           4.1      Section 9.7 of the Credit Agreement is
deleted and replaced with the following:

                  Section 9.7       Funded Debt.

                  Incur, create, issue, assume or suffer to exist Funded Debt in excess of $400,000,000.00 outstanding at any one time.

                           4.2 Sections 9.11, 9.12 and 9.13 of the Credit Agreement are deleted and replaced with the following:

                  Section 9.11      Borrower's Equity.

                  Permit the stockholder's equity of the Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP as of the last day of any fiscal quarter to be less than $900,000,000.00, but excluding the effect of other comprehensive income included in or excluded from stockholder's equity on account of Statement No. 130 of the Financial Accounting Standards Board and similar accounting rules.

                  Section 9.12      SMI's Tangible Net Worth.

                  Permit the Tangible Net Worth of SMI as of the last day of any fiscal quarter to be less than $10,000,000.00.

                  Section 9.13      Investment Policies.

                  Make any material change in its asset mix as provided for in its current investment policy.

                  5.       Events of Default.

                           5.1      Section 10.1(c) of the Credit Agreement is
deleted and replaced with the following:

                           (c) The Borrower shall fail to comply with Section
                  8.2 or 8.11 hereof, or any section of Article IX hereof.

                           5.2      The following is hereby added to the Credit
Agreement as Section 10.1(l) thereof:

                           (l) Any default or event of default occurs under or Borrower or any Guarantor fails to pay, perform or comply with any term, covenant or obligation in (i) any loan agreement, promissory note or any other agreement, document or instrument between such Person and Bank; or (ii) any loan agreement, promissory note or any other document or instrument binding on such Person which relates to any indebtedness of Borrower or any Guarantor to any Person other than Bank.

                  6. Exhibit A. Exhibit A to the Credit Agreement is replaced with the Exhibit A attached hereto.

                  7. Defined Terms. All capitalized terms used in this Amendment and not defined herein shall have the meanings ascribed to those terms in the Credit Agreement.

                  8. Conditions Precedent. The effectiveness of this Amendment and Lender's agreement to make any further Loan advances is subject to satisfaction of the following conditions precedent prior to or concurrently with the execution of this Amendment.

                           8.1      Bank shall have received executed originals
of this Agreement, a Negative Pledge Agreement executed by Borrower, a new Note and, if required, an opinion letter from Borrower's counsel.

                  8.2 All terms and conditions of the Registration Statement to be filed by Borrower with the Securities and Exchange Commission on July 3, 2002, the Indenture ("Indenture") and Supplemental Indenture relating to such Registration Statement, each between Borrower and Bank, as Trustee, the Security or Securities (as defined in the Indenture), and each other document, instrument and agreement executed by Borrower or any other Person in connection with or which relates to any of the foregoing, shall be acceptable to Bank.

                  8.3 Bank shall have received all organizational documents, resolutions, authorizations and information it may request relating to the authority for and validity of this Amendment and the other documents and instruments executed in connection herewith, the due organization, valid existence, qualification to do business and good standing of the Borrower and Guarantor and any other related matters, each in form and substance satisfactory to Bank.

                  8.4 No Event of Default shall have occurred and be continuing.

                  8.5 All representations and warranties contained in the Credit Agreement as amended shall be true and correct as of the date of execution of this Amendment.

                  8.6 Bank shall have received such other documents and information and Borrower shall have satisfied such additional requirements as Bank reasonably requires.

         9. Reaffirmation. Borrower reaffirms the representations and warranties in the Credit Agreement and in the Loan Documents and acknowledges that, except as amended previously or herein, each such Loan Document remains in full force and effect and is and shall remain valid and enforceable in accordance with its terms. Following the execution of this Amendment, references in the Credit Agreement to the "Agreement" mean the Credit Agreement, as amended previously and by this Amendment.

         10. Disclosure. Under Oregon law, most agreements, promises and commitments made by lenders after October 3, 1989, concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the borrower's residence must be in writing, express consideration and be signed by the lender to be enforceable.

         Borrower and Guarantors acknowledge receipt of a copy of this Agreement.

STANCORP FINANCIAL GROUP, INC.         U.S. BANK NATIONAL ASSOCIATION


By: /s/                                By: /s/
   -------------------------------        --------------------------------------

Title:                                 Title:
      ----------------------------           -----------------------------------

                      CONSENT AND REAFFIRMATION OF GUARANTY
                      -------------------------------------

                  Each of the undersigned hereby acknowledges and agrees to all terms and conditions of the foregoing Fifth Amendment to Credit Agreement, and acknowledges and consents to the execution, delivery and performance by StanCorp Financial Group, Inc. of this Fifth Amendment to Credit Agreement ("Fifth Amendment"). In addition, each of the undersigned Guarantors reaffirms its obligation to U.S. Bank National Association ("Bank"), agrees that all terms and conditions of the most recent Guaranty executed by such Guarantor shall remain in full force and effect and agrees that the indebtedness and obligations guaranteed by such Guaranty include without limitation the indebtedness of Borrower to Bank pursuant to the Credit Agreement as amended by the Fifth Amendment and the Note executed by Borrower in connection with the Fifth Amendment.

STANDARD INSURANCE COMPANY               STANCORP MORTGAGE INVESTORS, LLC



By: /s/                                  By: /s/
   ---------------------------------        -----------------------------------
Title:                                   Title:
      ------------------------------           --------------------------------
Date:                                    Date:
     -------------------------------          ---------------------------------

                                    EXHIBIT A
                                    ---------

                                 PROMISSORY NOTE
                                 ---------------

$150,000,000.00                                            ______________, 2002

                  FOR VALUE RECEIVED, the undersigned StanCorp Financial Group, Inc., an Oregon corporation (the "Borrower"), promises to pay to the order of U.S. Bank National Association (the "Bank"), on the due date or dates determined under the Credit Agreement hereinafter referred to, the principal sum of One Hundred Fifty Million Dollars ($150,000,000.00), or if less, the then unpaid principal amount of the Loan (as such terms are defined in the Credit Agreement) as may be borrowed by the Borrower from the Bank under the Credit Agreement. All Loans and all payments of principal shall be recorded by the holder in its records which records shall be conclusive evidence of the subject matter thereof, absent manifest error. Notwithstanding any contrary provision hereof, the sum of the Letter of Credit Obligations (as such term is defined in the Credit Agreement) plus the unpaid principal balance of this Note shall not exceed (a) $150,000,000.00 from the Bulge Effective Date (as defined in the Credit Agreement) through October 15, 2002, or (b) $100,000,000.00 at any other time.

                  The Borrower further promises to pay to the order of the Bank interest on the aggregate unpaid principal amount hereof from time to time outstanding from the date hereof until paid in full at the rates per annum which shall be determined in accordance with the provisions of the Credit Agreement. Accrued interest shall be payable on the dates specified in the Credit Agreement.

                  All payments of principal and interest under this Note shall be made in lawful money of the United States of America in immediately available funds at the Bank's office at Commercial Loan Services, PD-OR-PL7LD, 555 S.W. Oak Street, Portland, OR 97204, or at such other place as may be designated by the Bank to the Borrower in writing.

                  This Note is the Note referred to in, and evidences indebtedness incurred under, a Credit Agreement dated as of June 30, 2000 (herein, as it has been and may be amended, modified or supplemented from time to time, called the "Credit Agreement") among the Borrower and the Bank to which Credit Agreement reference is made for a statement of the terms and provisions thereof, including those under which the Borrower is permitted and required to make prepayments and repayments of principal of such indebtedness and under which such indebtedness may be declared to be immediately due and payable.

                  All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.

                  This Note renews the promissory note executed by Borrower dated July 31, 2001, in the principal amount of $100,000,000.00, but shall not be deemed to be in satisfaction of, or to construe a novation of, such note.

                  This Note is made under and governed by the internal laws of the State of Oregon.

STANCORP FINANCIAL GROUP, INC.


By:
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Title:
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